Exhibit 99.1

INDEPENDENT ACCOUNTANTS’ REPORT ON APPLYING AGREED-UPON PROCEDURES

Ally Financial Inc.

Ally Detroit Center

500 Woodward Ave.

Detroit, Michigan 48226

Ally Bank (a wholly-owned subsidiary of Ally Financial Inc.)

200 West Civic Center Drive

Sandy, Utah 84070

Dear Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by Ally Financial Inc. (“AFI”) and Ally Bank, a wholly owned subsidiary of AFI (collectively, “the Company”) solely to assist the Company with respect to its evaluation of certain information as of June 30, 2018 relating to wholesale automotive finance receivables and wholesale automotive dealer accounts (the “Reviewed Document Packages”) which the Company has evaluated during its periodic pool review of the assets included within the Ally Master Owner Trust.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Company. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of the Company provided us with computer-generated automobile loan data files and related record layout containing, as represented to us by the Company, data as of the close of business June 30, 2018 with respect to wholesale automobile finance receivables (the “Data Tapes”). For each testing date, at the Company’s instruction, we randomly selected (i) 184 wholesale automobile finance receivables (the “Selected Receivables”), and using the list of dealer accounts associated with the Selected Receivables, (ii) 25 wholesale automotive dealer accounts (“Selected Dealer Accounts”) from the Data Tapes and performed certain comparisons and recomputations for each of the Selected Receivables relating to the wholesale automobile finance receivable characteristics (the “Characteristics”) set forth on the Data Tapes and indicated below.

As indicated below, certain procedures were applied to electronic copies of data from the Company’s system pertaining to the pools of receivables as of June 30, 2018 (the “Receivables Data Tape”) using electronic copies for each Selected Receivable (as defined below) of the (i) vehicle transmission data files, (ii) Cash Transaction Audit Report, (iii) W/S

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AMOT Q2 2018 – Dodd Frank

Collateral History screen prints from the servicing system, (iv) W/S Units Outstanding Details screen prints from the servicing system, or (v) evidence of wire transfer (each, as applicable, a “Funding Document”) all provided by employees of AFI. Other procedures were applied using electronic copies of Wholesale Billing Statements, obtained from AFI’s loan origination storage system. Additional procedures were applied using data shown in, or derived from, electronic copies of the Wholesale Master Files from the servicing system (the “Wholesale Master Files”) provided by employees of AFI.

Separate procedures were applied to electronic copies of data from the Company’s system pertaining to the pools of receivables as of June 30, 2018 (the “Dealer Accounts Data Tape”) using electronic copies, for each selected Dealer Account (as defined below), of the (i) Wholesale Security Agreement, (ii) GMAC Master Wholesale Agreement, (iii) Inventory Financing and Security Agreement, (iv) General Security Agreement, (v) Notification of Approved Credit Lines, or (vi) Confirmation of Inventory Financing Credit Line (each, as applicable, a “Dealer File”) obtained from AFI’s loan origination storage system. Additional procedures were applied using an electronic copy of the approved Credit Proposal and supporting attachments (the “Credit Approval”) obtained from AFI’s dealer credit approval system or provided by employees of AFI.

We have performed the following procedures as of June 30, 2018, as indicated below:

1.

Based on a methodology determined by AFI, for each testing date, randomly selected (i) 184 wholesale automotive finance receivables (the “Selected Receivables”), and using the list of dealer accounts associated with the Selected Receivables, (ii) 25 wholesale automotive dealer accounts (“Selected Dealer Accounts”).

2.

For each of the Selected Receivables, compared the last 17 digits of the VIN per the Receivables Data Tape and compared the initial funding amount per the Wholesale Master Files to the corresponding information per the applicable Funding Document, and found them to be in agreement.

3.

For each of the Selected Receivables, compared the designation (New/Used) per the Receivables Data Tape to the corresponding designation in the applicable Funding Document, and found them to be in agreement.

4.

For each of the Selected Receivables, compared the total finance charges due with the amounts greater than zero per the Receivables Data Tape to the Wholesale Billing Statement, and found them to be in agreement.

5.

For each of the Selected Receivables, we calculated the current principal balance per the Wholesale Master Files and compared the amount to the Receivables Data Tape, and found them to be in agreement.

6.	For each of the Selected Receivables, compared the interest date per the Receivables Data Tape to the corresponding date per the applicable Funding Document, and found them to be in agreement.

AMOT Q2 2018 – Dodd Frank

7.	For each of the Selected Receivables, compared the make per the Receivables Data Tape to the make listed in the Wholesale Master Files, and found them to be in agreement.

8.	For each of the Selected Receivables, compared the loss amount per the Receivables Data Tape to the Wholesale Master Files, and found them to be in agreement.

9.	For each of the Selected Dealer Accounts, compared the dealer credit rating (S, L, P or N) per the Dealer Accounts Data Tape to the Credit Approval, and found them to be in agreement.

10.	For each of the Selected Dealer Accounts, compared the state per the Dealer Accounts Data Tape to the corresponding information per the Dealer File, and found them to be in agreement.

11.

For each of the Selected Dealer Accounts, compared the manufacturer affiliation per the Dealer Accounts Data Tape to a schedule provided by management using a methodology provided by management, and found them to be in agreement.

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan File Review Information.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan File Review Information and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan File Review Information. In addition, we make no representations as to whether the Loan File Review Information are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Selected Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data Tapes were found to be in agreement with the above mentioned Loan File Review Information.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the wholesale automotive finance receivables underlying any of the Data Tapes or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the wholesale automotive finance receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Data Tapes, is the responsibility of the Company.

AMOT Q2 2018 – Dodd Frank

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review in accordance with the attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

Deloitte & Touche LLP

July 31, 2018